Exhibit 24

                               OMNICOM GROUP INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY

      The undersigned officer and/or director of Omnicom Group Inc., a New York corporation (the "Registrant"), does hereby make, constitute and appoint each of John D. Wren and Barry J. Wagner, with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the "Form S-8 Registration Statement") with respect to the registration under the Securities Act, of shares of Common Stock of the Registrant issuable in connection with the Registrant's Omnicom Group Inc. Long-Term Shareholder Value Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 28th day of January, 2002.

Signature                               Title

/s/ John D. Wren                        President, Chief Executive Officer
------------------------------------      and Director
            John D. Wren

/s/ Randall J. Weisenburger             Chief Financial Officer
------------------------------------
       Randall J. Weisenburger

/s/ Philip J. Angelastro                Controller
------------------------------------
        Philip J. Angelastro

/s/ Thomas L. Harrison                  Director
------------------------------------
         Thomas L. Harrison

____________________________________    Director
         Bernard Brochand

/s/ Robert J. Callander                 Director
------------------------------------
         Robert J. Callander

/s/ James A. Cannon                     Director
------------------------------------
           James A. Cannon

/s/ Leonard S. Coleman, Jr.             Director
------------------------------------
       Leonard S. Coleman, Jr.

/s/ Bruce Crawford                      Director
------------------------------------
           Bruce Crawford

/s/ Susan S. Denison                    Director
------------------------------------
          Susan S. Denison

/s/ Jean-Marie Dru                      Director
------------------------------------
           Jean-Marie Dru

/s/ Michael Greenlees                   Director
------------------------------------
          Michael Greenlees

/s/ John R. Murphy                      Director
------------------------------------
           John R. Murphy

/s/ John R. Purcell                     Director
------------------------------------
           John R. Purcell

/s/ Keith Reinhard                      Director
------------------------------------
          Keith L. Reinhard

/s/ Linda Johnson Rice                  Director
------------------------------------
         Linda Johnson Rice

/s/ Allen Rosenshine                    Director
------------------------------------
          Allen Rosenshine

/s/ Gary L. Roubos                      Director
------------------------------------
           Gary L. Roubos